SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report:  May 24, 1999
(Date of earliest event reported)

Commission File No. 333-61785

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 1999, relating to the New South Home Equity Trust 1999-1, Home Equity Asset Backed Certificates, Series 1999-1)

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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        DELAWARE                                          06-1204982
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
NEW YORK, NEW YORK                                                 10019
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Address of principal executive offices                         (Zip Code)


                                 (212) 713-2000
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               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.       OTHER EVENTS
-------       ------------

                  Attached as an exhibit to this Current Report is the consent of KPMG LLP furnished to the Registrant by KPMG LLP in connection with the offering by the Registrant of the New South Home Equity Trust 1999-1, Home Equity Asset Backed Certificates, Series 1999-1.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
-------       ---------------------------------

              (c) Exhibits


ITEM 601(A)
OF REGULATION S-K
EXHIBIT NO.                                     DESCRIPTION
-----------------                               -----------

      (23)                                      Consent of KPMG LLP

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PAINEWEBBER MORTGAGE ACCEPTANCE
                                   CORPORATION IV

May 24, 1999

                                   By:  /S/ BARBARA DAWSON
                                        -------------------------------
                                          Name:  Barbara Dawson
                                          Title: Senior Vice President

                                INDEX TO EXHIBITS


                                                                  PAPER (P) OR
EXHIBIT NO.             DESCRIPTION                               ELECTRONIC (E)
-----------             -----------                               --------------


   (23)                 Consent of KPMG LLP                            E

                            [Letterhead of KPMG LLP]

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation

We consent to the incorporation by reference in the registration statement (No. 333-61785) of PaineWebber Mortgage Acceptance Corporation IV (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated May 24, 1999, of our report dated January 27, 1999 on the consolidated financial statements of Ambac Assurance Corporation and subsidaries as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, which report appears in the Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 30, 1999 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

                                          /s/ KPMG LLP

                                          KPMG LLP

New York, New York
May 24, 1999